SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 7, 1996
                                                -------------------------------


                                  VIRAGEN, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                              0-10252                 59-2101668
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File        (IRS Employer
 or incorporation)                     Number)               Identification No.)



                  2343 West 76th Street, Hialeah, Florida 33016
                  ---------------------------------------------
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code  (305) 557-6000
                                                  -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7 - FINANCIAL STATEMENTS - PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      Exhibits:

      (C)    Registration Rights Agreement















































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



                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIRAGEN, INC.



                                    By: /s/ Dennis Healey
                                       ----------------------------------
                                       Executive Vice President
                                       Chief Financial Officer


DATED:  November 29, 1996





























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
                                                               EXHIBIT (C)

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 7, 1996 by and among Viragen, Inc., a Delaware corporation, with headquarters located at 2343 West 76th Street, Hialeah, FL 33016 (the "Company"), and the undersigned (collectively, the "Buyer").

      WHEREAS:

      A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement to issue and sell to the Buyer shares of the Company's 5% Cumulative Convertible Preferred Stock, Series B, $1.00 par value per share (the "Preferred Shares") which will be convertible into shares of the Company's common stock (the "Common Stock"), par value $.01 per share, (as converted, the "Conversion Shares"), and pursuant to which certain shares of Common Stock may be issued to the Buyer in payment of dividends (the "Dividend Shares") and in accordance with the Certificate of Designation therefor (the "Additional Shares"); and

      B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

      1.    DEFINITIONS.
            ------------

            a. As used in this Agreement, the following terms shall have the following meanings:

                  (i) "Investor" means the Buyer and any transferee or assignee thereof who agrees to become bound in writing by the provisions of this Agreement in accordance with Section 9 hereof.

                  (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                  (iii) "Registrable Securities" means the Conversion Shares, the Dividend Shares and the Additional Shares.

                  (iv) "Registration Statement" means a registration statement of the Company under the 1933 Act.

            b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

      2.    REGISTRATION.
            ------------

            a. MANDATORY REGISTRATION. The Company shall prepare, and, on or before June 28, 1996, file with the SEC a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) covering the resale of the Registrable Securities, which Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by the Buyer and its counsel prior to its filing or other submission, such approval not to be unreasonably withheld and to occur within 72 hours after delivery to the Buyer and its counsel.

            b. PIGGY-BACK REGISTRATIONS.  If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to each Investor who is entitled to registration rights under this Section 2(b) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such
Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' reasonable good faith judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder; provided that no portion of the equity securities which the Company is offering for its own account shall be excluded; PROVIDED, FURTHER that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and PROVIDED, FURTHER, HOWEVER, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this
Section 2(c) may be waived by Investors holding a majority in interest of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

            c. ELIGIBILITY FOR FORM S-3. The Company represents and warrants that to the best of its knowledge it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, the Company shall register the sale on another appropriate form.

      3.    OBLIGATIONS OF THE COMPANY.
            --------------------------

      In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

            a. The Company shall prepare promptly, and file with the SEC not later than June 28, 1996, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and will use its best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which
(A) the Investors have sold all the Registrable Securities and (B) none of the Preferred Shares is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

            c. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. In the case of the Registration Statement referred to in Section 2(a), the Company shall furnish to the counsel of each Investor each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment).

            e. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and
(iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause more than nominal expense or burden to the Company, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

            f.    [Intentionally left blank.]

            g. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

            h. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

            i. The Company shall permit a single firm of counsel, designated as selling stockholders' counsel by the Investors who hold a majority in interest of the Registrable Securities being sold, to review and comment upon the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

            j. The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            k.    [Intentionally left blank.]

            l. The Company shall make available for inspection by (i) any Investor and (ii) one firm of attorneys and one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other final, non-appealable order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The

Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(l). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            m. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            n. The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the National Market of the National Association of Securities Dealers Automated Quotation ("NASDAQ") System or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the NASDAQ SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

            o. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities, and shall provide CUSIP numbers for the Registrable Securities, not later than the effective date of the Registration Statement.

            p. The Company shall cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the

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



Investors  may  request.  Not  later  than the date on  which  any  Registration
Statement   registering  the  resale  of  Registrable   Securities  is  declared
effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit resales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

            q. The Company shall take all other reasonable actions reasonably necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Registration Statement.

      4.    OBLIGATIONS OF THE INVESTORS.
            ----------------------------

      In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

            a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement.

            b. Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

            c. In the event  Investors  holding a majority  in  interest  of the
Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

            d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or 3(h), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable



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


Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or 3(h) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

      5.    [Intentionally left blank]

      6.    INDEMNIFICATION.
            ---------------

      In the event any Registrable Securities are included in a Registration Statement under this Agreement:

            a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities and
(ii) the directors, officers and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), if any, (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state a material fact therein required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement


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



contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based upon any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

            c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

            d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates; provided, that legal fees of such firm shall be reasonable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

      7.    CONTRIBUTION.
            ------------

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    REPORTS UNDER THE 1934 ACT.
            --------------------------

      With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

      9.    ASSIGNMENT OF REGISTRATION RIGHTS.
            ---------------------------------

      The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vi) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee agrees to pay its all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

      10.   AMENDMENT OF REGISTRATION RIGHTS.
            --------------------------------

      Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

      11.   MISCELLANEOUS.
            -------------

            a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices required or permitted to be given under the terms of this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier or telefacsimile, in each case addressed to a party. The addresses for such communications shall be:

      If to the Company:

      2343 West 76th Street
      Hialeah, FL  33016
      Telephone:  (305) 557-6000
      Telecopy:  (305) 828-4324
      Attention:  Gerald Smith or Charles Fistel

      With copy to:

      Atlas, Pearlman, Trop & Borkson, P.A.
      New River Center
      200 East Las Olas Blvd.
      Fort Lauderdale, FL  33331
      Telephone: (305) 763-1200
      Telecopy: (305) 766-7800
      Attention: James Schneider, Esq.

      If to the Buyer, at the addresses on the signature page.

      With copy to:

      Genesee Advisers
      12007 Sunrise Valley Drive, Suite 460
      Reston, VA  22091
      Telephone:  (703) 476-5898
      Telecopy:  (703) 476-7720
      Attention:  Neil T. Chau

      And:

      Klehr, Harrison, Harvey, Branzburg & Ellers
      1401 Walnut Street
      Philadelphia, PA  19102
      Telephone: (215) 568-6060
      Telecopy:  (215) 568-6603
      Attention: Stephen T. Burdumy, Esq.

Each party shall provide notice to the other party of any change in address.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

            e. This Agreement and the Securities Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in two or more identical counter-parts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

VIRAGEN, INC.


By: /s/ Gerald Smith
   -----------------------------------
Name: Gerald Smith
     ---------------------------------
Its:  President
     ---------------------------------


GFL PERFORMANCE FUND LTD.

By: /s/ A.P. de Groot
   -----------------------------------
Name: A.P. de Groot
     ---------------------------------
Its:  President
     ---------------------------------


Address:    Genesee Fund Limited
            CITCO Building
            Wickhams Cay
            P.O. Box 662
            Road Town, Tortola
            British Virgin Islands

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles

GFL ADVANTAGE FUND LTD.

By: /s/ A.P. de Groot
   -----------------------------------
Name: A.P. de Groot
     ---------------------------------
Its:  President
     ---------------------------------

Address:    Genesee Fund Limited
            CITCO Building
            Wickhams Cay
            P.O. Box 662
            Road Town, Tortola
            British Virgin Islands

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles

PROTON GLOBAL ASSET MANAGEMENT

By: /s/ A.P. de Groot
   -----------------------------------
Name: A.P. de Groot
     ---------------------------------
Its:  President
     ---------------------------------


Address:    CITCO Fund Services
            Corporate Center
            Leeward One
            P.O. Box 31106
            SMB
            Grand Cayman, British West Indies

            Administrator
            Curacao International Trust Co. N.V.
            Kaya Flamboyan 9
            P.O. Box 812
            Curacao, Netherland Antilles